NuScale Power Reports Third Quarter 2025 Results • NuScale’s exclusive global strategic partner, ENTRA1 Energy (“ENTRA1”), signed a landmark agreement with the Tennessee Valley Authority (“TVA”) to deploy up to six gigawatts of NuScale small modular reactor (“SMR”) capacity • Continued to progress Fluor’s Phase 2 Front-End Engineering and Design (“FEED”) study for the RoPower Doicești, Romania, power plant • Further strengthened cash position through capital market activities CORVALLIS, Ore. – November 6, 2025 – NuScale Power Corporation (NYSE: SMR) (“NuScale”, “NuScale Power” or the “Company”), the industry-leading provider of proprietary and innovative advanced SMR nuclear technology, today announced results for the third quarter ended September 30, 2025. “NuScale is honored that our technology was selected for ENTRA1’s historic agreement with the Tennessee Valley Authority which marks the largest SMR deployment program in U.S. history,” said John Hopkins, NuScale President and Chief Executive Officer. “This program underscores how, as the first and only SMR technology provider to obtain U.S. Nuclear Regulatory Commission design approval, NuScale is leading the industry and is ready for commercial deployment. We look forward to continuing to work with our global strategic partner ENTRA1 on commercializing and deploying NuScale Power Modules (“NPMs”)TM into ENTRA1 Energy PlantsTM to meet America’s demand for reliable, carbon-free baseload power for AI data centers, critical mining, semiconductor manufacturing, and other key energy-intensive industries that are driving our nation’s economic future.” Liquidity & Capital Resources • Ended the third quarter with cash, cash equivalents, and short- and long-term investments of $753.8 million. • Sold 13.2 million shares through an at-the-market (“ATM”) program during the third quarter, generating $475.2 million in gross proceeds. Comparison of the Three Months Ended September 30, 2025 and September 30, 2024

• Revenue and cost of sales increased by $7.8 million and $5.2 million, respectively, during the three months ended September 30, 2025 as compared to the three months ended September 30, 2024, primarily due to engineering services in support of advancing RoPower’s goal of deploying an SMR power plant powered by six NPMs in Romania. • Research and development (“R&D”) expenses decreased $1.1 million during the three months ended September 30, 2025 as compared to the three months ended September 30, 2024, primarily as a result of the Company signing revenue-generating contracts that allow personnel to transition from R&D to commercial projects, resulting in an increase in Cost of sales and a reduction in R&D expenses. • General and administrative expenses (“G&A”) increased $502.2 million during the three months ended September 30, 2025 as compared to the three months ended September 30, 2024, attributable to (a) the recognition of Milestone Contribution 1 of $495.0 million under NuScale’s Partnership Milestones Agreement with ENTRA1, (b) higher strategic business development costs of $3.6 million, both resulting from increased commercialization efforts, (c) $2.2 million in legal and accounting fees and (d) $1.1 million in higher compensation and equity-based compensation expense. • Other expenses decreased $1.1 million during the three months ended September 30, 2025 as compared to the three months ended September 30, 2024, as a result of the Company’s increased commercial activities, allowing engineering & project personnel to work on commercial projects, resulting in an increase in Cost of sales and lower Other expenses. • Investment income increased $3.8 million during the three months ended September 30, 2025 as compared to the three months ended September 30, 2024, primarily as a result of the Company’s stronger cash position and higher investments in cash equivalents, short-term investments and longer-term investments. Conference Call: NuScale will host a conference call today at 5:00 p.m. ET. A live webcast of the presentation will be available by dialing (888) 550-5460 with conference ID 4347254 or by visiting the Quarterly Results page of the Company’s website. A replay of the webcast will be available for 30 days.

About NuScale Power Founded in 2007, NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The NuScale Power Module™, the company’s groundbreaking SMR technology, is a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its designs certified by the U.S. Nuclear Regulatory Commission, NuScale is well-positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, data centers, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. To learn more, visit NuScale Power’s website or follow us on LinkedIn, Facebook, Instagram, X, and YouTube. Forward Looking Statements This release contains forward-looking statements (including without limitation statements containing words such as "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to our strategic and operational plans, expectations (including regarding our market positioning, our progress toward deploying our technology, the Partnership Milestones Agreement, the RoPower Plant; the market for nuclear energy and providing energy technology for communities around the world), future growth, and the outlook of our business. Actual results may differ materially as a result of a number of factors, including, among other things, our liquidity and ability to raise capital; requirements under our Tax Receivable Agreement; our ability to enter into binding contracts with customers to deliver NPMs; competition for commercial SMRs; delays in the development and manufacturing of NPMs and related technology; the possibility that we may incur losses in the future and may not be able to achieve or maintain profitability; the cost of electricity generated from nuclear sources or our NPMs may not be cost competitive; the market for SMRs is not yet established and may not achieve growth as expected; our dependence on our relationships with ENTRA1, Fluor and other strategic investors and partners; risks related to the Partnership Milestones Agreement with ENTRA1; our ability to manage our growth effectively; our need for additional funding in the future; manufacturing and construction issues; loss of government funding; the politically sensitive environment we operating in and the public perception of nuclear energy; our dependence on senior management and other highly skilled personnel; our ability to obtain design approvals internationally; our customers’ ability to obtain required regulatory approvals on a timely basis or at all; compliance with environmental laws and evolving government laws and regulations; the impact of changing trade policies and new or increased tariffs; risks related to cybersecurity; changes in tax laws; existing or future litigation and regulatory proceedings; our ability to protect our intellectual property; our limited number of authorized shares available for issuance; the price of our Class A common stock may be volatile; resales of a majority of our shares that are or will be outstanding may cause the price of our stock to drop; risks related to our largest stockholder; additional sales of our common stock or exercise of our options could result in dilution to our stockholders; we have and may in the future be subject to short selling strategies; and our ability to remediate the material weakness in our financial reporting. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, our results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission (the “SEC”), including the general economic conditions and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” in our Annual Report on Form 10- K for the year ended December 31, 2024 and our Quarterly Reports on Form 10-Q and in subsequent filings we make with the SEC. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update or revise any forward-looking statements. SEE ATTACHMENT to import -- UNAUDITED Consolidated Balance Sheet, Statements of Operations, and Statements of Cash Flows Investor Contact Rodney McMahan, Senior Director, Investor Relations, NuScale Power rmcmahan@nuscalepower.com Media Contact Chuck Goodnight, Vice President, Business Development, NuScale Power media@nuscalepower.com

NuScale Power Corporation Condensed Consolidated Balance Sheet (Unaudited) (in thousands, except share and per share amounts) September 30, 2025 December 31, 2024 ASSETS Current Assets Cash and cash equivalents $ 407,585 $ 401,556 Short-term investments 284,200 40,000 Restricted cash 5,100 5,100 Prepaid expenses 7,746 3,377 Accounts and other receivables, net (2025 - $5,186; 2024 - $3,655 from related party) 15,187 21,104 Total current assets 719,818 471,137 Property, plant and equipment, net 2,118 2,421 In-process research and development 16,900 16,900 Intangible assets, net 571 704 Goodwill 8,255 8,255 Long-lead material work in process 63,315 43,388 Investments 61,991 — Other assets 10,167 1,868 Total Assets $ 883,135 $ 544,673 LIABILITIES AND EQUITY Current Liabilities Accounts payable and accrued expenses $ 403,415 $ 47,947 Accrued compensation 8,700 7,330 Long-lead material liability 32,323 32,327 Other accrued liabilities 560 1,356 Deferred revenue 630 762 Total current liabilities 445,628 89,722 Noncurrent liabilities 2,209 1,650 Deferred revenue 482 181 Total Liabilities 448,319 91,553 Stockholders’ Equity Class A common stock, par value $0.0001 per share, 332,000,000 shares authorized, 167,595,781 and 122,842,474 shares outstanding as of September 30, 2025 and December 31, 2024, respectively 17 12 Class B common stock, par value $0.0001 per share, 179,000,000 shares authorized, 130,817,571and 154,254,663 shares outstanding as of September 30, 2025 and December 31, 2024, respectively 13 15 Additional paid-in capital 1,510,720 995,745 Accumulated deficit (682,042) (377,077) Total Stockholders’ Equity Excluding Noncontrolling Interests 828,708 618,695 Noncontrolling interests (393,892) (165,575) Total Stockholders' Equity 434,816 453,120 Total Liabilities and Stockholders' Equity $ 883,135 $ 544,673

NuScale Power Corporation Condensed Consolidated Statements of Operations (Unaudited) (in thousands, except share and per share amounts) Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 2025 2024 Revenue (2025 - $7,873 and $22,573; 2024 - $47 and $570 from related party) $ 8,242 $ 475 $ 29,671 $ 2,821 Cost of sales (5,533) (295) (18,179) (1,880) Gross Margin 2,709 180 11,492 941 Research and development expenses 11,054 12,160 31,987 37,447 General and administrative expenses 519,222 17,021 565,009 53,207 Other expenses (2025 - $0 and $0; 2024 - $0 and $108 from related party) 10,873 12,018 31,345 37,157 Loss From Operations (538,440) (41,019) (616,849) (126,870) Sponsored cost share 33 660 117 6,504 Change in fair value of warrant liabilities — (7,191) — (52,969) Investment income 5,761 2,008 16,424 5,275 Loss Before Income Taxes (532,646) (45,542) (600,308) (168,060) Foreign income taxes — 12 342 12 Net Loss (532,646) (45,554) (600,650) (168,072) Net loss attributable to noncontrolling interests (259,327) (28,095) (295,685) (106,424) Net Loss Attributable to Class A Common Stockholders $ (273,319) $ (17,459) $ (304,965) $ (61,648) Loss per Share of Class A Common Stock: Basic and Diluted $ (1.85) $ (0.18) $ (1.37) $ (0.70) Weighted-Average Shares of Class A Common Stock Outstanding: Basic and Diluted 147,685,584 95,197,500 223,201,115 88,137,939

NuScale Power Corporation Condensed Consolidated Statements of Cash Flows (Unaudited) Nine Months Ended September 30, 2025 2024 OPERATING CASH FLOW Net Loss $ (600,650) $ (168,072) Adjustments to reconcile net loss to operating cash flow: Depreciation and amortization 911 1,419 Equity-based compensation expense 14,495 10,442 Disposal of property, plant and equipment 46 57 Impairment of intangible asset — 71 Gain on insurance proceeds received for damage to property, plant and equipment — (122) Change in fair value of warrant liabilities — 52,969 Other changes in assets and liabilities: Prepaid expenses and other assets (12,149) 8,474 Accounts and other receivables (2025 - $(1,531); 2024 - $2,642 from related party) 5,916 2,157 Long-lead material work in process (19,927) (5,248) Long-lead material liability (4) 741 Accounts payable and accrued expenses (2025 - $0; 2024 - $2,847 from related party) 354,072 (2,044) Nonrefundable customer deposit — 20,000 Net change in right of use assets and lease liabilities (156) (1,476) Deferred revenue 169 (820) Accrued compensation 1,371 (797) Net Cash Used in Operating Activities (255,906) (82,249) INVESTING CASH FLOW Proceeds from sale of short-term investments 102,788 — Proceeds from sale of investments 43,976 — Purchase of short-term investments (346,988) (45,000) Purchase of investments (105,967) — Purchase of property, plant and equipment (141) — Insurance proceeds received for damage to property, plant and equipment — 195 Net Cash Used in Investing Activities (306,332) (44,805) FINANCING CASH FLOW Proceeds from the issuance of common stock, net of issuance fees 562,370 103,842 Proceeds from exercise of common share options 5,897 14,575 Net Cash Provided by Financing Activities 568,267 118,417 Net Change in Cash, Cash Equivalents and Restricted Cash 6,029 (8,637) Cash, cash equivalents and restricted cash: Beginning of period 406,656 125,365 End of period $ 412,685 $ 116,728 Summary of Noncash Investing and Financing Activities: Accrued foreign income tax withholding to noncontrolling interests $ 416 $ — Plant, property and equipment in accounts payable 380 — Supplemental disclosures of cash flow information: Foreign income taxes paid $ 1,600 $ 3,212